EXHIBIT 23.2

                              ARTHUR ANDERSEN LLP

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 20, 1998 included in Big Entertainment, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP
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    ARTHUR ANDERSEN LLP

Miami, Florida,
 December 15, 1998.